                                                                   EXHIBIT 10.10


                    SUBLEASE AND LEASE GUARANTEE AGREEMENT

     THIS SUBLEASE AND LEASE GUARANTEE AGREEMENT made and entered into as of the first day of April, 1980, (the "Sublease") by and among K&E Land & Leasing, a partnership (the "Tenant"), and Kevco, Inc., a Texas corporation (the "Subtenant"), and Union National Bank of Wichita, Wichita, Kansas (the "Fiscal Agent").

                             W I T N E S S E T H:

     WHEREAS, Tenant has entered into a Lease dated as of April 1, 1980, covering the property hereinafter described, which Lease is more specifically hereafter described and Tenant desires to enter into a Sublease with Subtenant covering the same property and upon the same terms and conditions, as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, Tenant and Subtenant, with the approval of the City of Newton, Kansas, and the Fiscal Agent do hereby covenant and agree as follows:

     1. That certain Lease made and entered into as of the first day of April, 1980, by and between the City of Wichita, Kansas, a municipal corporation of Harvey County, Kansas, (the "Landlord") and K&E Land & Leasing, a Texas partnership (the "Tenant") and covering the property hereinafter described is hereby incorporated by reference as though fully set out herein and made a part hereof, which Lease is sometimes hereinafter called the "Lease". Also made a part hereof and incorporated herein by reference, is that certain Ordinance No. 3473 of the City of Newton, Kansas, related to the Lease and authorizing the issuance of Industrial Revenue Bonds, Series 1980-S, in the aggregate principal amount of Five Hundred Seventy-five Thousand Dollars ($575,000) dated April 1, 1980, and issued for the purpose of providing funds to pay the cost of acquiring certain real property and constructing and equipping certain improvements to be located thereon, which bonds are hereinafter sometimes referred to as the "Bonds", and which are secured by the Lease and this Sublease.

     2. Tenant hereby subleases to Subtenant the real property together with the improvements located and to be located thereon described in paragraphs
(a) and (b) of Schedule I attached hereto and incorporated herein by reference, as if fully set forth herein, for the basic rent of $6,083, subject to increase as hereinafter provided, and upon and further subject to the terms and conditions where applicable as set forth in the Lease. Tenant and Subtenant agree that Tenant shall have the right exercisable at any time prior to any anniversary date of this Sublease, to increase the basic rent to be paid to Tenant by Subtenant in an amount not to exceed 25% of the monthly rental paid by Subtenant to Tenant during the preceding twelve-month period. Subtenant shall not have the right to exercise the option to purchase the property granted to Tenant by the City in the Lease, unless the Tenant should otherwise agree.

     3. Subtenant hereby specifically consents to and affirms all of the terms, conditions and provisions of the Lease. In addition, the Subtenant hereby unconditionally and irrevocably guarantees to the Fiscal Agent, for the benefit of the City and the holders of the Bonds, the full and timely performance by Tenant of each of its obligations and payments under the Lease.

     4. This Sublease shall be non-cancellable between the parties as long as any of the Bonds are outstanding or until adequate provision is made therefor, regardless of any breach or act by either party; and neither party shall have any right of setoff or counterclaim against the payments, obligations and responsibilities of the Lease or Sublease unless such right of setoff or counterclaim arises under the Lease or Sublease.

     5. An annual audit of Subtenant's books and accounts shall be made by an independent certified public accountant. When completed, Subtenant will promptly file a copy of said audit with Landlord, the Fiscal Agent and the original underwriter of the Bonds, and Subtenant shall also make available to any Bondholder or prospective Bondholder or, any agent thereof, on request, any of said annual audits.

     6. Subtenant agrees that this Sublease shall constitute additional security for the Bonds and is executed and delivered for the benefit of the bondholders of such Bonds and the Landlord and Fiscal Agent on behalf of such holders. In the event of the failure of the Tenant to enforce this Sublease as against the Sub tenant, it may be enforced directly against Subtenant by the City of Newton or the Fiscal Agent, or both, by way of .subrogation or otherwise, as if Subtenant was the original tenant under the Lease. Any action taken by the City or the Fiscal Agent against Tenant or Sub tenant shall not constitute a waiver or estoppel of right to proceed against the other. The approval of this Sublease by the City of Newton shall be necessary to the validity thereof, but such approval shall not constitute a waiver of any provisions of the Lease as between the Landlord and Tenant.

     7. Subtenant shall maintain and preserve its existence and organization as a corporation qualified to do business in the State of Kansas and to operate the Facility. Subtenant shall not initiate any proceedings of any kind whatsoever to dissolve or liquidate without (i) securing the prior written consent thereto of the Landlord and the City of Newton, and

(ii) making provision for the payment in full of its obligations as Subtenant hereunder. Except as permitted under paragraph 10 hereof, Subtenant covenants to maintain its corporate existence until the Bonds are paid or provision is made therefor.

     8. Subtenant may assign its interest in this Sublease. However, in the event of any such assignment, Subtenant shall remain fully liable for the performance of its duties and obligations hereunder, except to the extent hereinafter provided, and no such assignment and no dealings or transactions with any such assignee shall relieve Subtenant of any of its duties and obligations hereunder, except as may be otherwise provided in paragraph 9 and 10 hereof.

     9. Notwithstanding the provisions of paragraph 8 hereof, if, in connection with an assignment by Subtenant of its interests in this Sublease,
(1) the City of Newton, the Tenant and the holders of Ninety percent (90%) in aggregate principal amount of the outstanding Bonds (including any additional bonds issued under the provisions of the Bond Ordinance) shall file with the Fiscal Agent and the Original Underwriter their prior written consent to such assignment which consent shall not be unreasonably withheld, and (2) the proposed assignee shall expressly assume and agree to perform all of the obligations of Subtenant under this Sublease; then and in such event the Subtenant shall be fully released from all obligations accruing hereunder after the date of such assignment.

     10. Notwithstanding the provisions of paragraphs 8 and 9 hereof, if Subtenant shall assign its interest in this Sublease as part of a transaction involving the merger or consolidation of Subtenant with or into, or a sale, lease or other disposition of all or substantially all of the property of Subtenant as an entirety to another person, association, corporation or other entity, and (1) the Tenant and the City of Newton shall file with the Fiscal Agent their prior written consent to such assignment which consent shall not be unreasonably withheld, (2) the proposed assignee shall expressly assume and agree to perform all of the obligations of Sub tenant under this Sublease and
(3) Subtenant shall furnish the Fiscal Agent and the City of Newton with evidence in the form of financial statements certified by an independent certified public accountant of recognized standing establishing that the net worth of such proposed assignee immediately following such assignment will be at least equal to the net worth of Sub tenant as shown by the last previous such financial statement of Subtenant; then and in such event the Subtenant shall be fully released from all obligations accruing hereunder after the date of such assignment.

     11. The covenants, agreements and conditions herein contained shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, executors and administrators.

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                             K&E LAND & LEASING
                                             Tenant


                                             /s/ Billy T. Everett
                                             ------------------------------
                                                       Partner


                                             /s/ Jerry E. Kimmel
                                             ------------------------------
                                                       Partner


                                             KEVCO, INC.
                                             Subtenant


                                             /s/ Jerry E. Kimmel
                                             ------------------------------
Attest:                                      President



/s/ Billy T. Everett
- -------------------------------
     Secretary
[Seal]

                                             UNION NATIONAL BANK OF WICHITA


Attest:                                      By  [SIGNATURE ILLEGIBLE]
                                                -----------------------------
                                                 Authorized Officer


/s/ M. Eloise Kennedy
- -------------------------------

[Seal]

                                ACKNOWLEDGMENTS
                                ---------------



STATE OF TEXAS      )
         ----------
                    ) ss
COUNTY OF TARRANT   )
          ---------


          BE IT REMEMBERED, that on this 16th day of April      ,  1980, before
                                         ----        -----------
me, a notary public in and for the said county and state, came Billy T. Everett
                                                               ----------------
and Gerald E. Kimmel, Partners of K&E Land & Leasing, a Texas partnership to me
    ----------------                                    -----
Personally known to be the same persons who executed the foregoing instrument and duly acknowledged the execution of the same, for and on behalf of and as the act and deed of said partnership.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.


                                             /s/ RICHARD S. TUCKER
                                                 ----------------------------
                                                       Notary Public

                                                 RICHARD S. TUCKER, Notary
                                                 Public In and for Tarrant
My Appointment Expires:                          County, Texas My Commission
                                                 Expires April 30 1981
                                                               -- ----


STATE OF TEXAS      )
         ----------
                    )  ss
COUNTY OF TARRANT   )
          ---------


          BE IT REMEMBERED, that on this  16th day of April   ' 1980, before me,
                                          ----        --------
a notary public in and for the said county and state, came Gerald E. Kimmel   ,
                                                           -------------------
President and Billy T. Everett, Secretary, of Kevco, Inc., a Texas corporation,
              ----------------                               -----
to me personally known to be the same persons who executed the foregoing instrument and duly acknowledged the execution of the same, for and on behalf of and as the act and deed of said Corporation.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.


                                             /s/ RICHARD S. TUCKER
                                                 ----------------------------
                                                       Notary Public

                                                 RICHARD S. TUCKER, Notary
                                                 Public In and for Tarrant
My Appointment Expires:                          County, Texas My Commission
                                                 Expires April 30 1981
                                                               -- ----